U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2011

AMERICAN POST TENSION, INC.
(Exact name of registrant as specified in charter)

Delaware                                                      000-50090                                                    13-3926203
                               (State or other                                          (Commission File                                            (I.R.S. Employer
                               jurisdiction of                                   Number)                                                   Identification No.)
                                incorporation)

                         1179 Center Point Drive, Henderson, NV                                                                       89074
                           (Address of principal executive office                                                                  (Zip Code)

Registrant's telephone number, including area code:                                                                                               (702) 565-7866

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 Written communications pursuant to Rule 425 under the Securities Act   (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act   (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the   Exchange Act (17 CFR
     240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the   Exchange Act (17 CFR
     240.13e-4(c))

SECTION  1  Registrant’s Business and Operations

Item 1.01 Entry into a Material Agreement.

On June 24, 2011, Registrant entered into an Agreement and Plan of Reorganization (the “Agreement”) approved by unanimous written consent of its Board of Directors and written consent of a majority of its shareholders.  The Agreement provides for the following reorganization of the Registrant and the following acquisition:

1. Registrant will acquire all of the issued and outstanding stock of Crown City Pictures, Inc., a Florida corporation, from Crown City Holdings, Inc. in exchange for 20,000,000 shares of Registrant’s common stock and 1,000,000 shares of a new class of convertible preferred stock, with voting rights equal to 51 percent of the total vote of all classes of stock entitled to vote and convertible at the discretion of the holder into 51 percent of the then outstanding common stock of Registrant at any time commencing one year after closing.  As a result of the proposed transaction, Crown City Holdings, Inc. will acquire control of Registrant.

2. Registrant will transfer its existing operating subsidiary. Nevada Post Tension, Inc., and all of the post tension business and all related debts and liabilities, to the majority shareholders of Registrant, Edward Hohman and John Hohman, in exchange for cancellation of 23,324,425 shares of common stock held by them, representing 64 percent of the issued and outstanding shares of common stock before the transaction.

As a result of the transactions, there will be 33,142,175 common shares and 1,000,000 preferred shares issued and outstanding after the transactions close, of which Crown City Holdings, Inc. will hold 20,000,000 common shares, or 60.3 percent of the total common shares outstanding after the transactions, and 1,000,000 shares of voting convertible preferred, voting 51 percent of the total votes of all classes outstanding.  The Agreement also provides that the two majority shareholders of Registrant, who serve as two of the three directors and as officers of Registrant, will resign and that an additional four members will be appointed to the Board of Directors, for a total of five directors. The names of the four new directors have not yet been determined, but Paul Lisak, the third, independent, current member of the Board of Directors, will remain as a director.

Crown City Pictures, Inc.

Crown City Pictures, Inc. is a holding company with two operating subsidiaries in the movie and film industry, United Front, LLC and The Uprising Film and Television, LLC and a third company under const5ract to acquire in the next 30 days, Artistry Media Group, Inc.

United Front, LLC ("United Front") is a Los Angeles based multi-media content creation studio that is engaged in the development and production of genre-based independent motion pictures, feature-length documentaries, reality television series, commercials and emerging online branded content. United Front's productions have premiered in the Sundance Film Festival and Cannes Film Festival, have been sold to MTV, OWN and Showtime Networks, and have earned numerous film festival and advertising awards. United Front's motion picture and television content finds its global distribution in a variety of outlets such as movie theaters, television (pay, network and syndicated), online, home video /DVD / SVOD-VOD as well as in other evolving ancillary media outlets.

United Front believes that motion pictures with a strong story, well told, and skillfully produced, need not be expensively made. With these principles in mind, and through a thorough analysis of the film entertainment industry, United Front has developed a two-prong strategy. First, United Front develops, finances and produces genre films with global content, style and themes with budgets under $5 million as well as A-level documentary feature films with budgets under $1 million. United Front focuses on horror, action and comedy genres guided by uniquely fresh directorial vision and strong screenplays, because these have historically been the most successful genres and films of these genres (with comparable budgets) have exhibited the highest potential to become franchise film properties. United Front develops larger budget action/adventure, horror and science-fiction films, developed both in-house as original material as well as material based on content already popularized, either domestically or in foreign markets, through media other than filmed entertainment, such as children’s fables, comic books, animation and video games. United Front partners with larger production companies who possess output deals with major studio distribution to co-produce such films. By using already popularized content and partnering with a major studio-based production company, United Front is able to mitigate the risk associated with producing big budget, often special effects driven, motion pictures while maintaining the potential for large returns.

As television is a primary focus of United Front's content strategy, the development and consequent sale of reality television to major U.S. and cable networks has taken a more center stage as of 2009. In 2011, United Front has begun development on properties for scripted television in 1/2 hour animated comedy, 1/2 hour situation comedy, and comic book /graphic novel based horror drama.

United Front was founded by Michael W. Abbott in 2007 with an ethos driven by passion and creativity but guided by a sound operating and fiscal strategy for a low risk / high return approach to development and production while maintaining that each project invested by the company must make an impact on its viewers without letting go of its commercial accessibility to the broadest of audiences. United Front has been created to produce entertaining, engaging and story-driven genre motion pictures, reality television programming and branded content with proven talent behind and in front of the camera.

Michael W. Abbott is a Los Angeles based independent filmmaker with a unique vision that speaks to a broad market while embracing the independent spirit to share stories across all mediums. Abbott began his career at Savoy Pictures in Santa Monica as a Marketing Financial Analyst, overseeing P&A budgets ranging from $7M to $18M for the Company. During that time, Abbott produced the festival award-winning documentary on west coast rave culture, “Synergy: Visions of Vibe.”

After departing from USA Broadcasting/Savoy Pictures, Abbott was a Creative Executive at No Prisoners Productions where he co-created the Coachella Independent Film Festival in 1999, housed in the critically acclaimed Coachella Music and Arts Festival. In its 7 year run, the film festival alone had an attendance of over 23,000 tastemakers in two days. Abbott left No Prisoners to help form Point of No Return Entertainment (renamed Ascendant Pictures) for gaming pioneer Chris Roberts (“Wing Commander”), where he oversaw the acquisition and development of all of the Company’s motion picture, television and gaming properties.

In 2006, Abbott teamed up with TBWA/Chiat to produce a high definition hybrid documentary series “UNCharted” on the global impact of the digital music revolution for Apple. Directed by Estevan Oriol, the project was shot in six countries around the world over 3 months and featured over 170 hours of original content. During that time, Abbott was also a producer on “My Name Is…” a festival award winning short film, which was made eligible for a 2006 Academy Award for Best Short Film.

Abbott produced, co-wrote and shot the acclaimed mycadillacstory.com series for GM/Cadillac starring Jay Leno, Travis Barker and Tiki Barber to name a few. He shared directing duties on the Wynton Marsalis and Coach K MyCadillacStories, helping guide MyCadillacStory to become the 5th most watched branded channel on YouTube.

Abbott also produced a series of high profile celebrity-driven online PSAs for U.S. Campaign for Burma, including a PSA starring Tila Tequila, which has been seen over 9,000,000 times on YouTube alone. United Front’s viral PSA
“The Muzzler 2008” starring Jessica Alba succeeded in getting 550,000 Americans to register to vote online in under two months.

United Front was awarded 6 Telly Awards for their online work produced in 2008, including a Silver Telly Award for Abbott’s directing of his online rockumentary “So Close So Far”. In late 2009, Abbott directed spots under United Front for SRS as well as the new Tekken 6 online ad “Motivation”. “Motivation” was the recipient of 9 advertising awards for Abbott for directing.

Michael Abbott is an Associate Producer on “Expired”, a motion picture starring Samantha Morton, Jason Patric and Teri Garr, which premiered in and was sold at the 2007 Sundance Film Festival and competed in the 2007 Cannes Film Festival. The feature-length documentary “Stripped: Greg Friedler’s Naked Las Vegas”, produced by United Front and Palmer Productions, premiered on Showtime Networks Primetime Exposure platform on March 18th, 2010 and became the 5th most watched documentary in Showtime Platform history for the network.

United Front, with Flat-Out Films delivered their docu-reality pilot for “Runaway” for MTV News & Docs, which focuses on two young female Runaway Transport agents getting troubled teens off the streets. In November of 2010, they collaborated again and sold their new docu-series “Breaking Barriers”, which follows F-18 jet fighter pilot students in the U.S. Navy, to Oprah Winfrey Network (OWN).

A Los Angeles native, and son of Hollywood make-up artist Larry Abbott, Michael attended the University of Southern California’s School of Cinema-Television, with an emphasis on Critical Studies, and was honored twice with the Cinema-Television School’s Mary Pickford Award as well as with the University’s Senior Recognition Award upon graduation.

The Uprising Film and Television, LLC was founded by Trip Taylor and Bobby Pura. This Los Angeles based company produces feature films, action sports programs and events, music television, reality based series and documentaries.

Trip Taylor is a film and television producer born in Cape Cod, Massachusetts, Trip quickly found his calling in LA in projects in the comedy and action sports space. He sharpened his teeth with event shows such as the “MTV Movie Awards” and “Sports and Music Festival.” He went on to produce “The Tom Green Show” and stayed in the comedy space producing a music driven sketch comedy show, “The Lyricist Lounge” working with Mos Def. While serving as Executive Producer of the “Jackass” TV show, both Jackass Feature Films, and DVD’s over the past ten years, he also acted as Executive Producer on other television projects such as “Wildboyz,” “Trippin” hosted by Cameron Diaz, “Nitro Circus,” and “Half Pint Brawlers” for “Spike TV.” Most recently Trip has completed “Jackass 3D” for Paramount Pictures.

Bobby Pura is a former MTV Development Executive based in Santa Monica California, where he has overseen hundreds of hours of television. A talented music documentarian, and essential in the production and creative process, Bobby has created several original series and pilots for MTV, and MTV International, including: “Shafted,” “Warlords: Ultimate Fighters” and “Hotel MTV.” Acting as Executive Producer, as well as Development Executive, he’s been involved in a myriad of projects at various networks ranging from “Dismissed” and “Jackass” to “Venus & Serena: For Real” and “Destination Truth.” His long list of Executive Producer and Director credits include clients: Vh1, SyFy, MTV, MTV International, ABC Family, Discovery, Imagine Entertainment, Direct TV, Endemol USA, and NBC Universal.

With a combined total of over 30 years of production experience, Taylor and Pura are innovative creators, producers, and directors of all aspects of the production process.  From designing logos, graphic packaging, set designing their own videos and directing stunts, concerts, and show opens, to writing treatments and long form scripts and screenplays; their creative abilities are all-encompassing. Essential in the production and creative process, both Trip and Bobby have been keystones in bringing a myriad of projects to theaters and televisions world-wide.

Artistry Media Group, Inc. was formed in January, 2011 by Donald Barton, as a diversified media company specializing in the production, acquisition and distribution of motion pictures, television series and other filmed entertainment across all media platforms and channels of distribution. Artistry Media Group also provides related business solution and consulting services to content creators, owners, or their representatives.

In its short life, thus far, AMG has generated over $250,000 of revenue from two projects, it helped produce: the South African motion picture project “Stealing Time,” starring Shannon Sossomon (“A Knight’s Tale”) and directed by award winning Darryl Roodt; as well as the Los Angeles production portion of the made for Russian television mini-series “Alien Persona.”

AMG has several other motion picture and television intellectual properties under its control, or with its production partners and is actively participating in their development, including the below generally described properties with budgets potentially up to US$20 million.

In producing pictures the ultimate business goal is to produce pictures that have a high probability of achieving financial success, and Artistry Media is expecting to achieve that goal by:

• Choice of project; • Marketable story; • Budget control

Donald A. Barton’s background gives him perspective and ability to immerse himself in almost every aspect of filmmaking to guide the development of a script through the financing, production and post-production stages, into the marketing and distribution of a motion picture or television series.

Involved in the entertainment business for over 28 years, he has also been involved in producing and executive producing numerous films, currently has several films in development, and worked with numerous production and distribution entities across the spectrum of film finance, production and distribution, having participated in transactions involving both studio and independent arenas, in the United States and internationally, including Asia, Korea, France, India, Philippines, South Africa, Italy, Germany, England, and Canada. He has worked with Academy Award winning and nominated actors and other award winning directors and talent.

Being also an attorney, Mr. Barton has represented production entities, international sales companies and distributors, and financiers and distributors, from start up financings and set up of productions to final edit and distribution. He has also structured numerous financings, including private investor, bank, bridge, and gap transactions.

Barton also has a business background: graduating from USC’s Business School (and UCLA Law) and has represented several publicly-held, international corporations, listed on each of the United States stock exchanges (and several foreign exchanges), and individually owned businesses, structuring a broad variety of business activities, including general corporate matters, financings, tender offers, contracts, intellectual property rights, and other business matters.

Some of the more recent pictures Mr. Barton has been involved in production, financing and other areas include:

ALIEN PERSONA (2011) Russian mini-series
STEALING TIME (2011) Shannon Sossaman
ETERNITY (2010) (David James, Andre Frauenstein Jr., Rikki Brest, Christina Storm, Hlomla Dandala)
BENEATH THE BLUE (2010) (Paul Wesley, Caitlin Wachs, David Keith, Michael Ironside)
JAKHALSDANS (2010) (Theuns Jordaan, Elizma Theron, Neil Sandilands)
ANGEL CAMOUFLAGED (2010) (James Brolin, Dilanna, Carlos Bernard, Patty Smyth)
THE STEAM EXPERIMENT (2009) (Val Kilmer, Armand Assante, Eric Roberts, Megan Brown)
GIALLO (2009) (Adrien Brody, Emmanuelle Seigner, Elsa Pataky)
SURVIVING EVIL (2009) (Billy Zane, Natalie Jackson Mendoza, Christina Cole)
GOSPEL HILL (2008) (Danny Glover, Angela Bassett, Giancarlo Esposito, Samuel L. Jackson)
LULLABY (2008) (Melissa Leo, Joey Dedio)
PRIMITIVE (2008) (Lori Petty, Petey Pablo, Nicolas Irons)
I COULD NEVER BE YOUR WOMAN (2007) (Michelle Pfeiffer, Paul Rudd, Tracey Ullman)
THE FLOCK (2007) (Richard Gere, Claire Danes, Avril Lavigne)
THE CHRISTMAS MIRACLE OF JONATHAN TOOMEY (2007) (Tom Berenger, Joely Richardson)
WELCOME TO THE JUNGLE (2007) (Gale Anne Hurd, producer)
EYE OF THE DOLPHIN (2007) (Carly Schroeder, Adrian Dunbar, George Harris, Katherine Ross)
YELLOW (2006) (Roselyn Sanchez, Bill Duke, D.B. Sweeney)
HARSH TIMES (2006) (Christian Bale, Freddy Rodriguez, Eva Longoria)
RELATIVE STRANGERS (2006) (Danny Devito, Kathy Bates, Neve Campbell, Ron Livingston)
KARLA (2006) (Laura Prepon, Misha Collins, Tess Harper, Patrick Bauchau)
IRISH JAM (2006) (Eddie Griffin, Mo’Nique, Anna Friel)
SEAGULL (2005) (Julianne Nicholson, Jason Antoon)
BACK IN THE DAY (2005) (Ja Rule, Ving Rhames)
WAKE OF DEATH (2004) (Jean-Claude Van Damme, Simon Yam)
MODIGLIANI (2004) (Andy Garcia, Elsa Zylberstein, Eva Herzigova)
CITIZEN VERDICT (2003) (Armand Assante, Jerry Springer, Roy Scheider)

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.

American Post Tension, Inc.

Date: June 28, 2011                                                              By: ___/s/ Edward Hohman
Name: Edward Hohman
Chairman and Chief Executive Officer